United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the registrant             [X]

Filed by a party other than the registrant         [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for use of the Commission

Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Under Rule 14a-12

Guaranty Federal Bancshares, Inc.

(Name of Registrant as Specified in Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

______________________________________

(2)    Aggregate number of securities to which transaction applies:

______________________________________

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________

(4)    Proposed maximum aggregate value of transaction:

______________________________________

(5)    Total fee paid:

______________________________________

[  ]    Fee paid previously with preliminary materials.

______________________________________

[  ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

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(2)    Form, Schedule or Registration Statement No.:

______________________________________

(3)    Filing Party:

______________________________________

(4)    Date Filed:

______________________________________

[Guaranty Federal Bancshares, Inc. Letterhead]

April 22, 2005

Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Guaranty Federal Bancshares, Inc., I cordially invite you to attend the 2005 Annual Meeting of Stockholders to be held at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri, on Wednesday, May 25, 2005 at 6:00 p.m., local time. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. Following the formal meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as representatives of BKD, LLP, independent accountants, will be present to respond to any questions that stockholders may have.

Whether or not you plan to attend the meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as soon as possible. This will not prevent you from voting in person at the meeting but will assure that your vote is counted if you are unable to attend the meeting.

Respectfully,

/s/ Shaun A. Burke

Shaun A. Burke

President and CEO

GUARANTY FEDERAL BANCSHARES, INC.
1341 WEST BATTLEFIELD

SPRINGFIELD, MO 65807-4181

(417) 520-4333

______________________________________

NOTICE OF MEETING OF STOCKHOLDERS
To Be Held on May 25, 2005

Notice is hereby given that an annual meeting of the stockholders ("Meeting") of Guaranty Federal Bancshares, Inc. (the "Company") will be held at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri, on May 25, 2005, at 6:00 p.m., local time. Stockholders of record at the close of business on April 5, 2005, are the stockholders entitled to vote at the meeting.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is being held for the purpose of considering and acting upon:

1.	The election of three directors.

2.	The ratification of BKD, LLP as Independent Registered Public Accounting Firm to the Company for the fiscal year ending December 31, 2005.

3.	Such other matters as may come properly before the Meeting or any adjournments thereof. Except with respect to procedural matters incident to the conduct of the Meeting, the Board of Directors is not aware of any other business to come before the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Don M. Gibson
Don M. Gibson
Chairman of the Board

Springfield, Missouri
April 22, 2005

THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE, AND YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM OUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

GUARANTY FEDERAL BANCSHARES, INC.

1341 WEST BATTLEFIELD

SPRINGFIELD, MISSOURI 65807-4181

_____________________

PROXY STATEMENT

_____________________

This proxy statement has been prepared in connection with the solicitation of proxies by the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company") for use at the annual meeting of stockholders to be held on May 25, 2005 (the "Annual Meeting"), and at any adjournment(s) thereof. The Annual Meeting will be held at 6:00 p.m., local time, at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri. It is anticipated that this proxy statement will be mailed to stockholders on or about April 22, 2005.

RECORD DATE--VOTING--VOTE REQUIRED FOR APPROVAL

All persons who were stockholders of the Company on April 5, 2005, ("Record Date") will be entitled to cast votes at the Annual Meeting. Voting may be by proxy or in person. As of the Record Date, the Company had 2,961,543 shares of common stock issued and outstanding.

Holders of a majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the Annual Meeting.

Each proxy solicited hereby, if properly executed, duly returned to management and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated thereon. If no contrary instructions are given, each proxy received by management will be voted in favor of all items on the agenda. Each stockholder shall have one vote for each share of stock owned.

A stockholder giving a proxy has the power to revoke the proxy at any time before it is exercised by filing with the Secretary of the Company written instructions revoking it. A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy. The proxy executed by a stockholder who attends the Annual Meeting will be revoked only if that stockholder files the proper written instrument with the Secretary prior to the end of the voting.

To the extent necessary to assure sufficient representation at the Annual Meeting, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone or by further correspondence. Officers, directors and regular employees of the Company will not be compensated for their solicitation efforts. The cost of soliciting proxies from stockholders will be borne by the Company. The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

Regardless of the number of shares of the Company’s common stock, par value $0.10 per share ("Common Stock") owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. In order for any proposals considered at the Annual Meeting to be approved by the Company’s stockholders, a quorum must be present. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope.

Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the approval of the specific proposals presented in this proxy statement, and upon any other business that may properly come before the Annual Meeting or any adjournment thereof. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast ("broker non-votes"). Proxies marked as abstentions or broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present. Approval of the ratification of the independent auditor proposal requires the affirmative vote of a majority of the votes cast on such matter. Directors are elected by a plurality of votes of the shares present in person or by proxy at the Annual Meeting. Accordingly, abstentions and broker non-votes will have no effect on the proposal or the election of directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Certificate of Incorporation of the Company (the "Certificate of Incorporation") restricts the voting by persons who beneficially own in excess of 10% of the outstanding shares of Common Stock. This restriction does not apply to employee benefit plans of the Company. The following table sets forth, as of the Record Date, persons or groups who are known by the Company to own more than 5% of the Common Stock.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Guaranty Federal Savings Bank Employee Stock Ownership Plan ("ESOP") 1341 West Battlefield Springfield, MO 65807-4181	314,130(1)	10.1%

(1)	Reflects shared investment and voting power with respect to all shares listed. The ESOP purchased these shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors of the Company’s Board of Directors instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received are voted by the ESOP Trustee as directed by the ESOP Committee.

The following table sets forth certain information as of the Record Date, with respect to the shares of the Company’s Common Stock owned by each of the directors, nominees and Named Executive Officers (see section titled "Summary Compensation Table") of the Company, and the total owned by directors and executive officers as a group. Less than 1% stock ownership is shown below with an asterisk (*).

Name of Beneficial Owner	Total Shares Beneficially Owned(1)	Percent of Total Outstanding Common Shares
Jack L. Barham	52,874(2)(3)	1.7%
Wayne V. Barnes	76,460(2)(4)	2.4%
Shaun A. Burke	10,000(5)	*
Don M. Gibson	38,809(5)	1.2%
Kurt D. Hellweg	24,057(2)	*
Gary Lipscomb	60,457(2)(4)	1.9%
Gregory V. Ostergren	38,772(2)(6)	1.2%
Tim Rosenbury	6,559(2)(5)	*
James L. Sivils, III	7,470(2)(5)	*
William B. Williams	90,254(7)	2.9%
Total owned by all directors and executive officers as a group (twelve persons)	495,080(8)	15.9%
___________________________________________

(1)	Amounts may include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain family members, by certain related entities or by trusts of which the directors and executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officers are trustees or substantial beneficiaries, with respect to which shares the respective director or executive officer may be deemed to have sole or shared voting and/or investment powers. Due to the rules for determining beneficial ownership, the same securities may be attributed as being beneficially owned by more than one person. The holders may disclaim beneficial ownership of the included shares which are owned by or with family members, trusts or other entities.
(2)	Excludes 314,130 shares of Common Stock held under the ESOP and 8,319 shares held under a restricted stock plan (the "RSP") and a recognition and retention plan (the "RRP") for which the individual serves as a member of the ESOP, RRP or RSP Committee or Trustee Committee. The individual disclaims beneficial ownership with respect to these shares held in a fiduciary capacity.
(3)	Includes 18,902 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(4)	Includes 23,402 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(5)	Includes 5,000 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(6)	Includes 13,173 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(7)	Includes 30,251 shares of Common Stock that the individual has the right to acquire through the exercise of option within 60 days of the Record Date.
(8)	Includes 154,510 shares of Common Stock that may be acquired within 60 days of the Record Date through the exercise of options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of the Common Stock, to file reports detailing their ownership and changes of ownership in the Common Stock with the SEC and to furnish the Company with copies of all such ownership reports. Based solely on the Company’s review of the copies of the ownership reports furnished to the Company, and written representations relative to the filing of certain forms, the Company is aware of one late filing for Williams B. Williams for one transaction in January 2004; one late filing for Bruce Winston for one transaction in January 2004, and one late filing for Shaun A. Burke for one transaction in March 2004.

FIRST PROPOSAL: ELECTION OF DIRECTORS

The number of directors constituting the Board of Directors of the Company (the "Board") is currently nine. The Board is divided into three classes of three directors. The term of office of one class of directors expires each year in rotation so that the class up for election at each annual meeting of stockholders has served for a three-year term. The terms of three of the present directors (Barnes, Ostergren and Sivils) are expiring at the Annual Meeting. The following table sets forth certain information for each director nominee and continuing director of the Board.

These three directors have been nominated, upon the recommendation of the Nominating Committee of the Board, by the Board and, upon election at the Annual Meeting, will hold office for a three-year term expiring in 2008 or until their successors are elected and qualified. Each nominee has indicated that they are willing and able to serve as a director if elected and have consented to being named as nominees in this proxy statement.

Unless otherwise specified on the proxies received by the Company, it is intended that proxies received in response to this solicitation will be voted in favor of the election of each person named in the following table to be a director of the Company for the term as indicated, or until his successor is elected and qualified. There are no arrangements or understandings between the nominees or directors and any other person pursuant to which any such person was or is selected as a director or nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR THE FOLLOWING NOMINEES.

Nominees for Three-Year Terms Expiring 2008

Name	Age(1)	Director Since	Current Term Expires
Wayne V. Barnes	73	1976	2005
Gregory V. Ostergren	49	1999	2005
James L. Sivils, III	40	2002	2005

In addition to the three nominees proposed to serve on the Board as described above, the following individuals are also directors of the Company, each serving for the current term indicated.

Directors Who Are Not Nominees

Who Will Continue in Office After the Meeting

Name	Age (1)	Director Since	Current Term Expires
Shaun A. Burke	41	2004	2006
Kurt D. Hellweg	47	2000	2006
Gary Lipscomb	74	1991	2006
Jack L. Barham	71	1983	2007
Don M. Gibson	61	2002	2007
Tim Rosenbury	48	2002	2007

(1)	As of the Record Date

(2)    In March 2004, the Board appointed Mr. Burke to the class of directors whose term expires at the 2006 annual meeting. The stockholders of the Company approved such appointment by electing Mr. Burke at the annual meeting of stockholders of the Company held on May 19, 2004.

Biographical Information

Set forth below are brief summaries of the background and business experience, including principal occupation, of each nominee and director currently serving on the Board of Directors of the Company.

Wayne V. Barnes previously owned Sunnyland Stages, Inc., a company that provided regular route schedule bus service, for approximately thirty-five years, until it was sold in 1998. He is presently the Vice-President and co-owner, with his wife, Barbara, of Sunnyland Tours, Inc., Springfield, Missouri, a company which provided package tour services for individuals and private groups domestically and overseas. Mr. Barnes attended the University of Missouri and Drury College, and served in the US Navy. He is active in many civic organizations.

Gregory V. Ostergren is the Chairman, President and Chief Executive Officer of American National Property and Casualty Insurance Companies, ("ANPAC"), Springfield, Missouri, and Chairman of the Farm Family Insurance Group, Albany, New York. Mr. Ostergren joined ANPAC in October of 1990 as President and CEO. In 2000, he took on the additional role as Chairman of ANPAC and in 2001, following the acquisition of Farm Family, which he led, Mr. Ostergren was voted Chairman of Farm Family. He is a Board Member of the Insurance Institute for Highway Safety, Washington, DC. After graduating from the University of Minnesota in 1977, Mr. Ostergren held various positions at Allstate Insurance Company in Chicago, Illinois, and Mutual Service Insurance Company in St. Paul, Minnesota. He is a member of the American Academy of Actuaries, an Associate of the Casualty Actuarial Society and a member of the academic business honor society Beta Gamma Sigma. He is past Chairman of the College of Natural and Applied Sciences Advisory Board for Southwest Missouri State University. He has also served as a Board member of the Springfield Public School Foundation, as a Board member and Treasurer of the United Way of the Ozarks, and has served on a number of other professional and civic boards of directors.

James L. Sivils, III, JD, is the manager of Morelock-Ross Companies, a group of several privately held companies involved in both commercial and residential construction and in real estate development and management in Springfield, Missouri. Mr. Sivils has been with Morelock-Ross since 1997. Prior to joining Morelock-Ross, Mr. Sivils worked as an attorney from 1990 to 1993 and as a real estate broker and developer from 1993 to 1997. Mr. Sivils holds a JD degree from the University of Missouri - Kansas City Law School and a B.A. degree from the University of Missouri - Columbia. Mr. Sivils is a past Board member of the Springfield Apartment Housing Association and the Lakes Country Rehabilitation Center.

Shaun A. Burke was appointed President and Chief Executive Officer of the Company on March 1, 2005. Mr. Burke has been President and Chief Executive Officer of Guaranty Bank, the Company’s wholly owned subsidiary (the "Bank"), since March 9, 2004. In May 1997, Mr. Burke joined, and assisted with the start up of, Signature Bank in Springfield, Missouri. During his tenure at Signature Bank, he held the positions of Executive Vice President and Senior Credit Officer and was a member of the bank’s board of directors. From 1983 to 1997, Mr. Burke was with Bank of America and its predecessors in Springfield, Missouri, with his last position being Vice President of Commercial Lending. Mr. Burke is active in many civic organizations and is a past member of the United Way Allocations and Agency Relations Executive Committee, Salvation Army Board of Directors and Big Brothers Big Sisters of the Ozarks Board of Directors.

Kurt D. Hellweg is President and Chief Executive Officer of International Dehydrated Foods, Inc. ("IDF") and American Dehydrated Foods, Inc. ("ADF"). IDF and ADF are privately held companies that manufacture and market ingredients for both the food and feed industries. Mr. Hellweg has previously served as Vice President of Sales, Senior Vice President of Operations, and President/COO of ADF. Prior to joining ADF, Mr. Hellweg was an officer in the U.S. Navy from 1980 to 1987. During that time, he served tours as a helicopter pilot in the Atlantic Fleet and as an instructor pilot. Mr. Hellweg holds a BS degree in Engineering from the University of Nebraska. He is a past Board Member of the Springfield Area Chamber of Commerce, the Springfield Area Arts Council, and the Springfield Symphony.

Gary Lipscomb, CPA, practiced as a Certified Public Accountant for over 25 years in Springfield, Missouri before retiring from his firm, Lipscomb, Kirkpatrick and Company, CPA’s in August of 1986 to devote full time to the operation of Lipscomb Ford-Chrysler, Inc. in Branson, Missouri. He sold this dealership in December of 1993 and since that time is President of Lipscomb Auto Group, Inc. in Springfield, Missouri. Mr. Lipscomb has been and remains active in many social, fraternal, and religious activities. Mr. Lipscomb owns various real estate investments in Springfield and Branson, Missouri.

Jack L. Barham worked at Guaranty Federal Savings Bank, the predecessor savings bank to the Bank, for 24 years and retired in 1995. He served in various positions of responsibility and was a Realtor and appraiser. In 1983, he was elected to the Company’s Board of Directors. In 1990, he was elected Vice President and Chairman of the Board, and has continued to serve as Chairman of the Board following his retirement in 1995. At the January 28, 2005 board meeting, Mr. Barham presented notice that he is relinquishing his position as Chairman of the Board effective March 1, 2005. The Board approved Mr. Barham as Vice Chairman of the Company, effective March 1, 2005. He served in the US Navy, is a deacon at Ridgecrest Baptist Church and has been a member of various civic organizations.

Don M. Gibson has been President and Chief Executive Officer of the Company since January 2002. Mr. Gibson also served as President and Chief Executive Officer of the Bank from January 2002 until the appointment of Shaun A. Burke on March 9, 2004 to serve in such capacity. At the January 28, 2005 board meeting, Mr. Gibson announced his retirement effective February 28, 2005 as President and Chief Executive Officer of the Company and Vice Chairman of the Bank. At this board meeting, the Board approved Mr. Gibson as Chairman of the Board for the Company and the Bank effective March 1, 2005. Prior to joining the Company, Mr. Gibson was a retired banking executive. From March 2000 to July 2000 Mr. Gibson was President of Sinclair National Bank, Gravette, Arkansas. Prior to that, Mr. Gibson was at Great Southern Bank, a subsidiary of Great Southern Bancorp, Inc., Springfield, Missouri, holding various positions since September 1975 with his last being Vice Chairman.

Tim Rosenbury, AIA, is a Principal and Chairman of the Board of Butler, Rosenbury & Partners, Inc., a 60-person architecture, engineering, interior design and planning firm in Springfield, Missouri. Mr. Rosenbury joined the firm in 1984 after practicing in Memphis, Tennessee. He graduated with a B.Arch. from Mississippi State University in 1980, which awarded him the designation of Alumni Fellow in 1999. He is Corporate Secretary of Ozark Mailing Service, Inc., a privately held company; and is General Partner in a privately held company redeveloping historic buildings in downtown Springfield, Missouri. He is a member of a number of professional and civic organizations, many of which he has held leadership positions.

Director Independence

The Board of Directors of the Company has determined that all of the directors, except for Director Burke who is an officer of the Company and the Bank and Gibson who was an officer of the Company and Bank until March 1, 2005, respectively, are "independent directors" as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the National Association of Securities Dealers, Inc. ("NASD"). These directors constitute a majority of the Board.

Meetings and Committees of the Board of Directors

The business of the Company is conducted at regular and special meetings of the full Board of Directors of the Company (the "Board") and its standing committees. The standing committees consist of the Executive, Audit, Compensation, Nominating, ESOP (Employee Stock Ownership Plan), and Option Committees. During the twelve months ended December 31, 2004, the Board held twelve regular meetings and two special meetings. Except for Director Wayne Barnes, no directors attended less than 75% of those meetings and the meetings held by all committees of the Board of Directors on which he served. Director Barnes attended 67% of such meetings.

Although the Company does not have a formal policy regarding director attendance at the Company’s annual stockholders meeting, all directors are expected to attend these annual meetings absent extenuating circumstances. All current directors attended the annual meeting of stockholders held on May 19, 2004.

Stockholder Communications with Directors

Stockholders and other interested persons who wish to communicate with board of directors of the Company, or any individual director, should send their written correspondence by mail to: Don M. Gibson, Chairman of the Board, Guaranty Federal Bancshares, Inc., 1341 West Battlefield, Springfield, Missouri 65807.

Audit Committee

The Audit Committee of the Board is composed of the independent, non-employee directors of the Company and currently consists of seven directors: Messrs. Lipscomb, Barnes, Rosenbury, Sivils, Barham, Ostergren and Hellweg. This standing committee, among other things, (i) regularly meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues, (ii) meets at least annually in executive session with the Company’s independent auditors to review the results of the annual audit and other related matters, and (iii) meets quarterly with management and the independent auditors to review the Company’s financial statements and significant findings based on the independent auditor’s review. The Audit Committee is responsible for hiring, retaining, compensating and terminating the Company’s independent auditors. For a further description of the Audit Committee’s purposes and responsibilities, refer to the copy of the Audit Committee Charter included as Appendix A to the proxy statement prepared in connection with the annual meeting of stockholders held on May 19, 2004 (the "Prior Year Proxy Statement").

During the twelve months ended December 31, 2004, the Audit Committee met ten times (See the "Report of the Audit Committee").

Nominating Committee

The Nominating Committee of the Board is composed of three or more directors as appointed by the Board, each of whom shall be an "independent director" as defined under the NASD listing standards. Currently, the Nominating Committee consists of seven directors, Messrs. Ostergren, Barnes, Sivils, Hellweg, Lipscomb, Rosenbury and Barham, each of whom is an "independent director." During the twelve months ended December 31, 2004, the Nominating Committee met three times. The Nominating Committee operates under a formal written charter adopted by the Board. A copy of the Nominating Committee’s charter was included as Appendix C to the Prior Year Proxy Statement.

The Nominating Committee is responsible for identifying individuals qualified to serve as members of the Board of Directors and recommending to the Board the director nominees for election and appointment to the Board of Directors, as well as director nominees for each of the committees of the Board. In accordance with its charter, the Nominating Committee recommends candidates (including incumbent nominees) based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board of Directors, attendance at Board of Directors and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company’s communities and shared values, as well as overall experience in the context of the needs of the Board of Directors as a whole. The Committee monitors the mix of skills and experience of its directors and committee members in order to assess whether the Board of Directors has the appropriate tools to perform its oversight function effectively.

With respect to nominating existing directors, the Nominating Committee reviews relevant information available to it and assesses their continued ability and willingness to serve as a director. The Nominating Committee will also assess such persons contribution in light of the mix of skills and experience the Nominating Committee has deemed appropriate for the Board of Directors as a whole. With respect to nominations of new directors, the Nominating Committee will conduct a thorough search to identify candidates based upon criteria the Nominating Committee deems appropriate and considering the mix of skills and experience necessary to complement existing members of the Board of Directors. The Nominating Committee will then review selected candidates and make its recommendation to the Board of Directors. See the copy of the Nominating Committee Charter in Appendix B to the Prior Year Proxy Statement for a further description of the nomination process utilized by the Nominating Committee.

Nominations by a stockholder will be considered by the Nominating Committee if such nomination is written and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company between 30 and 60 days prior to the meeting at which such nominee may be considered. However, if less than 31 days’ notice of the meeting is given to stockholders, written notice of the stockholder nomination must be given to the Secretary of the Company as provided above no later than the tenth day after notice of the meeting was mailed to stockholders. A nomination must set forth, with respect to the nominee, (i) name, age, and addresses, (ii) principal occupation or employment, (iii) Common Stock beneficially owned, and (iv) other information that would be required in a proxy statement. The stockholder giving notice must list his or her name and address, as they appear on the Company’s books, and the amount of Common Stock beneficially owned by him or her. In addition, the stockholder making such nomination must promptly provide to the Company any other information reasonably requested by the Company. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

Compensation Committee

The Board of Directors of the Company and the Board of Directors of the Bank are comprised of the same persons. The Compensation Committee of the Bank’s Board of Directors, which consists solely of the non-employee directors of the Bank, is comprised of Messrs. Lipscomb, Barnes, Rosenbury, Sivils, Barham, Ostergren and Hellweg. As indicated above, each of these committee members is an "independent director" as defined under the NASD listing standards. The Company has no full time employees, but relies on employees of the Bank for the limited services received by the Company. All compensation paid to officers of the Company and the Bank and to employees of the Bank is paid by the Bank.

The Compensation Committee, together with the full Board, is responsible for designing and determining the compensation and benefit plans for all employees, executive officers and directors of the Company and the Bank, including the Chief Executive Officer, based on its review, among other things, of performance, industry salary surveys and the recommendations of management concerning compensation (See "Compensation Committee Report on Executive Compensation"). During the twelve months ended December 31, 2004, the Compensation Committee met four times.

Directors’ Compensation

Each member of the Board receives a yearly fee of $15,600, payable monthly, which is composed of $7,800 from the Company and $7,800 from the Bank. Directors do not receive fees for attendance at committee meetings.

Directors can participate in the Company’s Restricted Stock Plan, 1998 Stock Option Plan, 2000 Stock Compensation Plan, 2001 Stock Compensation Plan and the 2004 Stock Option Plan. In March 2004 and in connection with Shaun Burke’s appointment as the Bank’s President and Chief Executive Officer and as a director of the Company, Mr. Burke received a grant of employment induced options to purchase 25,000 shares of Common Stock at an exercise price of $19.62 pursuant to an individual stock option agreement. In February and August 2004, Director Ostergren received a stock award of 1,425 shares valued at $28,073 and 311 shares valued at $5,987, respectively. In August 2004, Director Hellweg received a stock award of 1,736 shares valued at $33,418. Grants of stock options vest, at the rate of 20% one year after the date of award or grant and 20% annually thereafter and become immediately 100% vested upon death, disability, or termination of service following a change in control as defined in the respective stock option agreement or plans.

Compensation Committee Interlocks and Insider Participation

Since August 2002, the Compensation Committee has consisted of all non-employee directors of the Bank. During the fiscal year ended December 31, 2004, Mr. Jack L. Barham served as the Chairman of the Board of Directors of the Company and the Bank and on the Compensation Committee. For many years until his retirement in 1995, Mr. Barham had been an officer of the Bank.

Compensation Committee Report on Executive Compensation

The Compensation Committee, together with the full Board, has designed the compensation and benefit plans for all employees, executive officers and directors in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board of Directors and to manage the Company and the Bank to meet the Company’s mission, goals and objectives.

To determine the compensation and benefit plans of employees, executive officers and directors, the Compensation Committee reviews industry compensation statistics based on our asset size, makes cost of living adjustments, and establishes salary ranges for each senior officer, and fees for the Board of Directors. Management then determines, and is responsible to the Compensation Committee for, salary ranges for junior level officers and staff. The Compensation Committee then reviews (i) the financial performance of the Bank over the most recently completed fiscal year (including ROA, ROE, G & A expense, CAMELS rating, quality of assets, risk exposure and compliance rating) compared to results at comparable companies within the industry, and (ii) the responsibilities and performance of each senior officer and the salary compensation levels of each officer compared to like positions at comparable companies within the industry. The Compensation Committee evaluates all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation.

All employees and officers may participate on an equal, non-discriminatory basis in the Bank’s medical insurance plan, long-term disability plan and group life insurance plan. The Bank also provides all employees and officers with the opportunity to participate in the Employee Stock Ownership Plan ("ESOP"), and a non-contributory 401 (k) tax-deferred savings plan. The Compensation Committee of the Bank recommends all compensation and benefit plans to the full Board for approval annually.

Stock Option and Restricted Stock Award Plans. The 1998 Stock Option Plan ("SOP") and the Restricted Stock Plan ("RSP") are designed to reward Board members and senior officers for the future long-term performance of the Company, based on the responsibilities of the Board members and senior officers to manage the Bank and the Company. The 2000 Stock Compensation Plan, the 2001 Stock Compensation Plan, and the 2004 Stock Compensation Plan were adopted in February 2000, March 2001, and May 2004, respectively, and are also designed to reward Board members and senior officers for the future long-term performance of the Company, based on the responsibilities of the Board members and senior officers to manage the Bank and the Company.

Report of Chief Executive Officer Compensation. The compensation of the Chief Executive Officer (the "CEO") is determined by the Compensation Committee, without the CEO participating in any discussions relating to such compensation, and is based on the same factors as those applied to other officers and employees of the Bank; however, more emphasis is placed on the general health and financial performance of the Bank and the Company. The CEO’s compensation package reflects a range based on like-sized, like-position comparables within the industry and the geographical region, tempered by the performance of the individual and the Company. Stock awards under the stock option and restricted stock award plans described above provide incentive, but should not replace, or override, maintenance of the compensation range established from the comparables. During calendar year 2004, Mr. Don Gibson’s annual salary was $200,000 and did not increase from the annual salary he received in calendar year 2003. Mr. Gibson retired on February 28, 2005 as the CEO and President of the Company and was appointed Chairman of the Board of the Company and the Bank effective March 1, 2005. As of February 28, 2005, Mr. Shaun Burke became the CEO of the Company. Since March 9, 2004, Mr. Burke has been the Bank’s CEO and President and a Senior Vice-President of the Company, and, in connection with such appointment, he received options to purchase 25,000 shares of Common Stock of the Company at an exercise price of $19.62 per share. Mr. Burke and the Company are parties to an employment agreement which is described under the section titled "Employment Agreements."

THE COMPENSATION COMMITTEE

Jack L. Barham	Gregory V. Ostergren
Wayne V. Barnes	Tim Rosenbury
Kurt D. Hellweg	James L. Sivils, III
Gary Lipscomb

Summary Compensation Table

The following table sets forth information with respect to the annual compensation received for the periods indicated for services rendered by the Company’s Chief Executive Officer and the two most highly compensated executive officers serving, and receiving in excess of $100,000, during fiscal year ended December 31, 2004 (the "Named Executive Officers" or "NEOs"). During this period, no other person served as the Chief Executive Officer of the Company and no other executive officer of either the Bank or the Company received an annual salary and bonus that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

Name and Principal Position	Year (10)	Annual Compensation			Long Term Compensation
		Salary	Bonus	Other Annual Compensation	Awards
					Restricted Stock Awards	Securities Underlying Options	All Other Compensation
Don M. Gibson President & CEO(11)	2004 Dec/03 2003 2002	$215,600(1) 107,250(1) 209,000(1) 95,455(1)	-- -- -- --	-- -- -- --	-- -- -- --	--- --- 10,000(2) 15,000(12)	$43,885(3) 15,111(4) -- --
Shaun A. Burke President & CEO of Bank; Senior Vice-President of Company(9)	2004	$195,452(1)	--	--	--	25,000(5)	--
William B. Williams Executive Vice President	2004 Dec/03 2003 2002	$100,950 59,097 112,105 106,718	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --	$34,069(6) 30,704(7) 26,402(8) 25,895(13)

______________________

(1)	Includes director fees for Mr. Gibson of $15,600, $7,250, $9,000 and $2,250 for fiscal 2004, six month transition period ended December 31, 2003, fiscal 2003 and fiscal 2002, respectively; and for Mr. Burke of $13,000 for fiscal 2004.
(2)	Consists of a grant of options to acquire 10,000 shares of Common Stock during fiscal year ended June 30, 2003. Such options vest at 20% per year beginning February 20, 2004, are exercisable at $15.31 per share and have a ten year term.
(3)	Consists of 1,824 shares of Common Stock allocated under the ESOP at a per share price issuance of $24.06.
(4)	Consists of 785 shares of Common Stock allocated under the ESOP at a per share price on issuance of $19.25.
(5)	Consists of a grant of options to acquire 25,000 shares of Common Stock on March 9, 2004. Such options vest at 20% per year beginning March 9, 2005, are exercisable at $19.62 per share and have a ten year term.
(6)	Consists of 1,416 shares of Common Stock allocated under the ESOP at a per share price on issuance of $24.06.
(7)	Consists of 1,595 shares of Common Stock allocated under the ESOP at a per share price on issuance of $19.25.
(8)	Consists of 1,687 shares of Common Stock allocated under the ESOP at a per share price on issuance of $15.65.
(9)	Mr. Burke was appointed Senior Executive Vice President of the Company and President and Chief Executive Officer of the Bank in March 2004. Prior to such appointment, Mr. Burke was not an officer or employee of the Company. Effective February 28, 2005, Mr. Burke was appointed President and CEO of the Company.
(10)	The compensation reported for the NEO’s in the top row represents compensation paid during the calendar year 2004. The Company elected to convert from a June 30 fiscal year end to a December 31 calendar year end in 2003. The compensation reported for the NEOs in the second row, if applicable, represents the compensation paid during the six-month transition period ended December 31, 2003. The compensation reported for the NEOs in the third and fourth rows, if applicable, represents compensation paid during the Company’s previous fiscal periods ended June 30, 2003 and June 30, 2002, respectively.
(11)	Mr. Gibson was appointed President and CEO in January 2002. Prior to such appointment, Mr. Gibson was not an officer or employee of the Company or the Bank. Effective February 28, 2005, Mr. Gibson retired as President and CEO of the Company.
(12)	Consists of stock options awarded in connection with Mr. Gibson becoming President and CEO of the Company and Bank. These options vest at 20% per year beginning January 17, 2003, are exercisable at $13.89 per share, and have a ten year term.
(13)	Consists of 1,947 shares of Common Stock allocated under the ESOP at a per share price on issuance of $13.30.

Employment Agreements

As to the Named Executive Officers in the Summary Compensation Table above, the Bank has entered into a written employment agreement with Mr. Shaun Burke dated as of March 9, 2004. Pursuant to this agreement, Mr. Burke will serve as the Bank’s President and CEO (and other duties assigned to him by the Bank’s Board of Directors (the "Bank’s Board") for a term of three (3) years and additional one year extensions as provided in such agreement. During the term of this agreement, Mr. Burke shall receive a base salary of $225,000, which will be reviewed annually, and may be increased, by the Bank’s Board at its discretion. Mr. Burke may also receive a bonus during each year of the agreement based on the achievement of certain annual loan production quotas during the first year of this agreement and certain earnings per share benchmarks during the second and third years of this agreement (up to a maximum of $75,000 per year).

If Mr. Burke’s employment is terminated by the Bank without "Cause" or by Mr. Burke for "Good Reason" (as such terms are defined in the agreement), Mr. Burke will receive the base salary for the remaining term of this agreement when such amounts become due. Upon a "Change of Control" (as defined in the agreement), and if Mr. Burke’s employment is terminated for any reason (other than his death or the expiration of the term of this agreement) at any time within the greater of twelve months or the then remaining term of this agreement after the Change of Control is consummated, Mr. Burke will receive a lump sum payment equal to 2.99 times his base salary and bonus. If Mr. Burke voluntarily terminates his employment in connection with, or within 12 months after, a Change of Control and such Change of Control was at any time opposed by the Bank’s Board, then Mr. Burke will be entitled to receive the compensation described in the previous two sentences.

Option Grants During the 2004 Fiscal Year

The following table sets forth options to acquire shares of Common Stock which were granted during the fiscal year ended December 31, 2004 to the Named Executive Officers. No stock appreciation rights were granted during the last fiscal year.

Individual Grants (1)					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (10 years)(2)
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	5%($)	10%($)
Shaun A. Burke	25,000	67%	$19.62	03/09/14	$123,389	$312,692

(1)	Options vest at 20% annually beginning the first year after the date of grant (March 9, 2004) and have a ten year term. However, the options will terminate earlier if the optionee ceases service with the Company or the Bank.

(2)	The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of its Common Stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders’ continued employment through the vesting period. Unless the market price of its Common Stock appreciates over the option term, no value will be realized from the option grants made to this executive officer. The potential realizable values shown in the table are calculated by assuming that the estimated fair market value of the Common Stock on the date of grant increases by 5% and 10%, respectively, during each year of the option term.

Aggregated Option Exercises In The Last Fiscal Year and Fiscal Year End Option Values

The following table presents (i) the shares of Common Stock exercised by each NEO during the fiscal year ended December 31, 2004 and the value realized from such exercise, (ii) the unexercised stock options for Common Stock of the company held by each Named Executive Officer, and (iii) the value of such unexercised stock options as of December 31, 2004.

Name	Shares Acquired on Exercise(#)	Value Realized($)(1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable	Value of Unexercised in-the- Money Options/SARs at FY- End ($) Exercisable / Unexercisable(2)
Don M. Gibson	8,000	$40,840	0/17,000	$0/$161,530
Shaun A. Burke	0	0	0/25,000	$0/$111,000
William B. Williams	4,760	$62,975	34,251/0	$363,746/$0

(1)	Calculated based on the difference between the option exercise price and the closing price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(2)	Calculated by multiplying the closing price of $24.06 for the Common Stock on December 31, 2004 (as reported on the Nasdaq National Market System), less the option exercise price, by the total number of shares under option.

Indebtedness of Management and Directors and Transactions with Certain Related Persons

Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank, like other financial institutions, provides loans to its officers, directors, and employees to purchase or refinance personal residences as well as consumer loans. At the May 20, 2004 Board meeting, the Board approved a new employee mortgage loan program (the "New Loan Program") as an additional benefit to eligible Guaranty Bank directors and employees. The New Loan Program provides mortgage loans at favorable interest rates, namely a one-year adjustable rate mortgage priced at one percent over the bank’s cost of funds. The purpose of the loan must be to purchase or refinance a primary residence (i.e., no investment properties). All full-time employees that have completed the 90-day probation period are eligible to participate in this loan program. Underwriting includes standard application and financial disclosures, which must qualify to standard secondary market requirements. Borrower is responsible for all third party closing costs. Payments must be auto deducted from a Guaranty Bank account and tax and insurance escrows required. The index rate is the Bank’s all-in cost of funds plus a margin of 1%. The index will be the last month-end calculation within 45 days prior to closing. The maximum adjustment per year is 2% with a 6% lifetime maximum. Each loan has up to a 30-year note/amortization. If borrower’s employment is terminated for any reason, the rate and term converts immediately to the Bank’s current secondary market one-year ARM product. Other than the interest rate with respect to the New Loan Program, all loans provided under the New Loan Program and any other loans provided to directors and executive officers have been made in the ordinary course of business, on substantially the same terms and collateral as those of comparable transactions prevailing at the time, and, in the opinion of management of the Company, do not involve more that the normal risk of collectibility or present other unfavorable features.

No directors, executive officers or their affiliates had aggregate indebtedness to the Company or the Bank on below market rate loans exceeding $60,000 at any time since January 1, 2004 except as noted in the following table.

Name	Position	Date of Loan	Largest Amount Outstanding Since 01/01/04	Balance as of 12/31/04	Interest Rate at 12/31/04	Type
Shaun A. Burke	CEO and President of Guaranty Bancshares and Guaranty Bank	09/28/04	$475,000	$474,433	3.25%	Home Mortgage
James L. Sivils, III	Director Guaranty Bancshares and Guaranty Bank	09/28/04	476,000	474,433	3.25%	Home Mortgage

Stock Performance Graph

Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in The Nasdaq - Total U.S. Index and (b) the cumulative total stockholder return on stocks included in The Nasdaq Bank Index. All three investment comparisons assume the investment of $100 as of the close of business on December 31, 1999 and the hypothetical value of that investment as of the Company’s fiscal years ended December 31, 2000, 2001, 2002, 2003, and 2004, assuming that all dividends were reinvested. The graph reflects the historical performance of the Common Stock, and, as a result, may not be indicative of possible future performance of the Common Stock. The data used to compile this graph was obtained from NASDAQ.

Total Return Performance
Guaranty Federal Bancshares, Inc.
NASDAQ - Total US*
NASDAQ Bank Index*
Index Value
300
275
250
225
200
175
150
125
100
75
50
25
0
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04

		Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Guaranty Federal Bancshares, Inc.	100.00	119.66	142.24	173.78	221.60	285.75
NASDAQ - Total US	100.00	60.31	47.84	33.07	49.45	53.81
NASDAQ Bank Index	100.00	114.23	123.68	126.65	162.92	186.45

Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	336,988	14.04	259,237
Equity compensation plans not approved by security holders	47,875	15.96	14,761
Totals	384,863	14.28	273,998

Description of Stock Plans Not Approved by Stockholders

2000 Stock Compensation Plan. During the year ended June 30, 2000, the directors of the Company established the Stock Compensation Plan (the "2000 SCP") with both a stock award component and a stock option component. A committee of the Bank’s Board of Directors comprised solely of independent directors (the "Committee"), administers this plan and the 2001 SCP (discussed below). Stock options awarded under the plan are considered non-qualified for federal income tax purposes. Officers, directors and employees of the Company and its subsidiaries are eligible under the plan. Stock awards and stock options vest at the rate of 20% per year over a five-year period and become fully vested in the event of a "change in control" as defined in the plan. In addition, the price of the stock options may not be less than the market value of the Company’s Common Stock on the date of grant, and the stock options expire no later than ten years from the date of grant. Under the stock award component of this plan, the Committee awarded 7,125 restricted shares of the Company’s Common Stock. As of December 31, 2004, there are 1,425 restricted shares in this plan that are not vested. There have been 17,875 options granted under this plan at an exercise price of $10.50 per share. The maximum number of shares of the Company’s Common Stock permitted to be awarded under this plan have been awarded.

2001 Stock Compensation Plan. During the year ended June 30, 2001, the directors of the Company established the Stock Compensation Plan (the "2001 SCP") with both a stock award component and a stock option component. Stock options awarded under the plan are considered non-qualified for federal income tax purposes. Officers, directors and employees of the Company and its subsidiaries are eligible under the plan. Stock awards and stock options vest at the rate of 20% per year over a five year period and become fully vested in the event of a "change in control" as defined in the plan. In addition, the price of the stock options may not be less than the market value of the Company’s Common Stock on the date of grant, and the stock options expire no later than ten years from the date of grant. Under the stock award component of this plan, the Committee awarded 10,239 restricted shares of the Company’s Common Stock. As of December 31, 2004, 4,094 of the shares in this plan are not vested, and no options have been granted under this plan. The maximum number of shares of the Company’s Common Stock permitted to be awarded under this plan is 25,000 shares.

2003 Stock Option Agreement. During the period ended December 31, 2003, the Committee authorized the issuance of 5,000 stock options as an employment inducement to a new officer of the Bank pursuant to a stock option agreement. Stock options awarded under this agreement are considered non-qualified for federal income tax purposes, vest at the rate of 20% per year over a five year period, become fully vested in the event of a "change in control" as defined in the agreement and expire no later than ten years from the date of grant. In addition, pursuant to the term of the stock option agreement which requires that the price of the stock options granted thereunder may not be less than the market value of the Company’s common stock on the date of grant, all of these options were granted at an exercise price of $17.20 per share.

2004 Stock Option Agreement. Pursuant to the authorization of the Committee, 25,000 stock options were issued by the Company on March 9, 2004 as an employment inducement to a new officer (Shaun Burke) of the Bank and the Company under an individual stock option agreement. Stock options awarded under this agreement are considered non qualified for federal income tax purposes, vest at the rate of 20% per year over a five year period, become fully vested in the event of a "change in control" as defined in the agreement and expire no later than ten years from the date of grant. In addition, pursuant to the term of the stock option agreement which requires that the price of the stock options granted thereunder may not be less than the market value of the Company’s Common Stock on the date of grant, all of these options were granted at an exercise price of $19.62 per share.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is composed of seven directors. The Board has determined that each of these directors is independent under the Marketplace Rules of NASD. In particular, each of these directors is independent as defined under Rule 4200(a)(15) and Rule 4350(d)(2)(A)(ii). The Board has also determined that Mr. Lipscomb qualifies as an Audit Committee Financial Expert as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC"). Only this paragraph of the Report of the Audit Committee shall be incorporated by reference into the Company’s Annual Report on form 10-K filed with the SEC under the Securities and Exchange Act of 1934, as amended, notwithstanding the incorporation by reference of this Report of the Audit Committee into such filing.

The Audit Committee operates under a written charter adopted by the Company’s Board of Directors. A copy of the charter is included as Appendix B to the Prior Year Proxy Statement.

The primary duties and responsibilities of the Audit Committee are to (i) monitor the Company’s financial reporting process and systems of internal control, (ii) monitor the independence and performance of the Company’s independent auditors and outsourced internal auditors, and (iii) assure that management, the board of directors, the outsourced internal auditors and the independent auditors have the opportunity to communicate with one another.

The Committee has reviewed and discussed the audited consolidated financial statements with management and has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee has also received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the independent accountants that firm’s independence. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

Based upon the Committee’s discussions and review described above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

THE AUDIT COMMITTEE

Jack L. Barham               Gary Lipscomb
Wayne V. Barnes           James L. Sivils, III
Kurt D. Hellweg             Gregory V. Ostergren
Tim Rosenbury

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the calendar year ended December 31, 2004, the six month transition period ended December 31, 2003 and the fiscal year ended June 30, 2003, BKD, LLP, the Company’s independent accountants during these periods, provided various audit, audit related and non-audit services, including tax, to the Company. Set forth below are the aggregate fees billed for these services during these periods and a brief description of such services:

(a)	Audit fees: Aggregate fees billed for professional services rendered for the audits of the Company’s financial statements and reviews of financial statements included in the Company’s quarterly reports on Form 10-Q were $73,862 for the calendar year ended December 31, 2004, $50,050 for the six-month transition period ended December 31, 2003, and $51,850 for the fiscal year ended June 30, 2003, respectively.

(b)	Audit-related fees: Aggregate fees billed for professional services rendered related to audits of employee benefit plans and consultation on accounting matters were $8,865 for the calendar year ended December 31, 2004, $13,654 for the six month transition period ended December 31, 2003, and $21,440 for the fiscal year ended June 30, 2003, respectively.

(c)	Tax fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations were $9,280 for the calendar year ended December 31, 2004, $5,250 for the six month transition period ended December 31, 2003, and $6,800 for the fiscal year ended June 30, 2003, respectively.

(d)	All other fees: Aggregate fees billed for all other professional services, including compliance work, and ESOP and 401(k) plan administration, were $14,735 for the calendar year ended December 31, 2004, $3,710 for the six month transition period ended December 31, 2003, and $12,465 for the fiscal year ended June 30, 2003, respectively.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by BKD, LLP and the estimated fees for these services.

SECOND PROPOSAL: RATIFICATION OF BKD, LLP AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The independent auditors for the period ended December 31, 2004 for the Company and its subsidiary, the Bank, were BKD,LLP. In accordance with its charter, the Audit Committee has selected and appointed BKD,LLP to continue as independent auditors for the Company and the Bank for the fiscal year ending December 31, 2005. As part of good corporate practice, the Audit Committee and the Company’s Board of Directors are requesting that its stockholders ratify such appointment. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. If the stockholders do not ratify the appointment, however, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain BKD, LLP or to appoint another independent auditor.

The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the ratification of the appointment of BKD, LLP as independent auditor for the fiscal year ending December 31, 2005.

A representative of BKD, LLP will be present at the Annual Meeting. The representative will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter on or before April 25, 2005, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

It is anticipated that the Company’s annual report to stockholders for the period ended December 31, 2004, including financial statements, will be mailed on April 22, 2005, together with this proxy statement, to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company at the Company’s address as provided at the end of the next section of this proxy statement.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices at 1341 W. Battlefield, Springfield, Missouri 65807-4181, no later than December 23, 2005.

In the event the Company receives notice of a stockholder proposal to take action at next year’s annual meeting of stockholders that is not submitted for inclusion in the Company’s proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of such proposal is received at the Company’s main office between 60 days and 30 days prior to the meeting. If next year’s annual meeting is also held on May 25, 2006, then stockholder proposals would have to be delivered to the Company between March 25, 2006 and April 25, 2006. The Certificate of Incorporation provides that if notice of a stockholder proposal to take action at next year’s annual meeting is not received at the Company’s main office between 60 days and 30 days prior to the meeting, the proposal will not be eligible for presentation at that meeting. However, if less than 31 days’ notice of the annual meeting is provided, a stockholder’s proposal would have to be received no later than 10 days after notice was mailed to the stockholders by the Company for that meeting.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2004, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO E. LORENE THOMAS, SECRETARY, GUARANTY FEDERAL BANCSHARES, INC., 1341 WEST BATTLEFIELD, SPRINGFIELD, MISSOURI 65807-4181.

Dated: April 22, 2005

[FORM OF PROXY]

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE
PROXY

GUARANTY FEDERAL BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 25, 2005

The undersigned hereby appoints the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri, on Wednesday, May 25, 2005, at 6:00 p.m., local time and at any and all adjournments thereof, in the following manner: (Please be sure to sign and date this Proxy below. All joint holders should sign.)

Date_________

Stockholder Signature ____________________________

Stockholder Co-holder (if any) ______________________

1.    The election as directors of all nominees listed and the terms indicated (except as marked to the contrary below):

Three Year Terms:            Wayne V. Barnes
Gregory V. Ostergren
James L. Sivils, III

FOR     [  ]            WITHHOLD    [  ]        FOR ALL EXCEPT    [  ]

INSTRUCTION: To withhold authority to vote for individual nominee(s), mark "For All Except" and write the name(s) in the space provided below.

2.    The ratification of the appointment of BKD, LLP as independent auditors of the Company for the fiscal year ending December 31, 2005.

FOR     [  ]            AGAINST     [  ]            ABSTAIN    [  ]

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" all of the above listed propositions.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Detach above card, sign, date and mail in postage paid envelope provided.

GUARANTY FEDERAL BANCSHARES, INC.

Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after written notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of the stockholder’s decision to terminate this Proxy. The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders, a Proxy Statement dated April 22, 2005, and an Annual Report to Shareholders.

Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.